SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required In Proxy Statement

                            Schedule 14A Information

                Proxy Statement Pursuant To Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrants                             [  ]
Filed by a Party other than the Registrant           [  ]

Check the appropriate box:
[x]  Preliminary Proxy Statement           [  ]Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Under Rule 14a-12


                           WRIGHT MANAGED EQUITY TRUST
                           WRIGHT MANAGED INCOME TRUST
              -----------------------------------------------------
               Names of Registrants as Specified in their Charters



              -----------------------------------------------------
               Names of Registrants as Specified in their Charters



Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

                         THE WRIGHT MANAGED EQUITY TRUST
                         THE WRIGHT MANAGED INCOME TRUST

                                                             _________, 2000

Dear Shareholder:

I am writing to you about a special meeting of your fund's shareholders called for July 31, 2000 to vote on an important proposal that affects your fund and your investment in it. As a shareholder you are asked to voice your opinion on this matter with your vote. This package contains information about the proposal and the proxy materials for you to use when voting by mail.

Please review the enclosed information and cast your vote by completing and returning the proxy card in the enclosed postage paid envelope. PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. Voting promptly saves money. If we do not receive enough votes, we must adjourn the shareholders' meeting and re-solicit shareholders in an attempt to increase voter participation. This is a costly process paid for by your fund and, ultimately, by you.

Your fund's board of trustees has called this meeting to ask you to approve a new investment advisory agreement with your fund's adviser, Wright Investors' Service, Inc ("Wright"), restructuring the advisory fee rate payable by your fund to Wright. Generally, the new fee structure reflects an increase in the under $100 million rates and a decrease in the over $100 million rates. The restructured advisory fee schedule is to be implemented in conjunction with a restructured administrative contract with Eaton Vance with generally lower rates. THE IMPACT OF THE COMBINED RESTRUCTURED FEE SCHEDULES ON THE FUND EXPENSE RATIO WILL BE MINIMAL AND, IN SOME CASES WILL RESULT IN NO CHANGE OR A DECREASED EXPENSE. The increased fee rate is being proposed only after a great deal of thought and analysis on the part of Wright and your fund's board of trustees. Wright and the board of trustees have carefully examined the investment advisory fees, investment performance and expense ratios of your fund compared with those of similar funds, and have determined that the investment advisory fee rate payable to Wright by the fund is lower than that payable by a majority of similar funds.

The importance of updating the fund's investment advisory fee rate is underscored by the increased complexity in recent years of the equity and fixed income markets, and increased competition among mutual funds. In this environment, Wright must be able to attract and retain quality investment personnel and to capitalize on advances in technology and research. Wright believes that the fee rate increase is needed to provide Wright with sufficient resources to maintain and enhance the quality of services it provides to your fund. WRIGHT AND YOUR FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THIS PROPOSAL.

The enclosed proxy statement therefore solicits your vote in favor of the new investment advisory agreement. Wright and your fund's board of trustees believe the proposed advisory fee rate is fair and reasonable compared to the fees paid by similar funds to high quality fund managers. The proxy statement also solicits your vote to elect three trustees who were previously appointed and currently serve as trustees of your fund.

Please review the enclosed information and cast your vote by completing and returning the proxy card in the enclosed postage paid envelope. For your convenience, you can also vote by Internet, by logging onto https://vote.proxy-direct.com, and following the directions or by telephone, by calling our proxy solicitor D.F. King & Co., Inc., at 1(888) 242-8149 or by calling 1-800-597-7836 and following the recorded instructions. PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. Voting promptly saves money. If we do not receive enough votes, we must adjourn the shareholders' meeting and re-solicit shareholders in an attempt to increase voter participation. This is a costly process paid for by your fund and, ultimately, by you.

     If you have any proxy related questions please do not hesitate to call proxy solicitor D.F. King & Co., Inc., at 1(888) 242-8149. If you have any account related questions please call Wright Investors' Service Distributors, Inc. at 1-800-888-9471. Representatives will be glad to answer your questions and get your vote in quickly. Thank you for your participation in this important initiative for your fund.

                                                     Sincerely,


                                                     Peter M. Donovan
                                                   President and trustee

                                QUESTIONS AND ANSWERS

WHO IS ASKING FOR MY VOTE?

         Your fund's board of trustees is requesting your vote on the proposals discussed in this Proxy Statement.

WHAT ISSUES AM I BEING ASKED TO CONSIDER AND APPROVE?

         You are being asked to vote on the following proposals:
1. To elect three Trustees of each trust, each of whom has served as a Trustee since his or her appointment by the board of trustees, but has not been elected by shareholders.
2.       To approve a new Advisory Agreement between Wright Investors' Service,
              Inc. and the applicable trust on behalf of each fund except the Wright U.S. Treasury Money Market Fund

WHY IS THE BOARD RECOMMENDING A CHANGE IN THE ADVISORY FEES AND HOW WILL THIS CHANGE AFFECT MY ACCOUNT?

         Your fund's board of trustees has called this meeting to ask you to approve a new investment advisory agreement with your fund's adviser, Wright Investors' Service, Inc ("Wright"), restructuring the advisory fee rate payable by your fund to Wright. The importance of updating the fund's investment advisory fee rate is underscored by the increased complexity in recent years of the equity and fixed income markets, and increased competition among mutual funds. In this environment, Wright must be able to attract and retain quality investment personnel and to capitalize on advances in technology and research. Wright believes that the fee rate increase is needed to provide Wright with sufficient resources to maintain and enhance the quality of services it provides to your fund. Generally, the new fee structure reflects an increase in the under $100 million rates and a decrease in the over $100 million rates. The restructured advisory fee schedule is to be implemented in conjunction with a restructured administrative contract with Eaton Vance with generally lower rates. The impact of the combined restructured fee schedules on the fund expense ratio will be minimal and, in some cases will result in no change or a decreased expense.


HOW HAS THE PAST PERFORMANCE AND EXPENSES OF MY FUND COMPARED WITH PEERS AND OR ANY RELEVANT BENCHMARK INDEX?

         Wright and the board of trustees have carefully examined the investment advisory fees, investment performance and expense ratios of your fund compared with those of similar funds, and have determined that the investment advisory fee rate payable to Wright by the fund is lower than that payable by a majority of similar funds. The "Discussion" section of Proposal 1, Approval of New investment Advisory Agreements, contains a table that compares the expense ratios of the funds with the median of all funds in the Morningstar database with similar investment objectives ad policies. The expenses are all below the median. Another table in this section presents fund performance comparisons with the relevant Morningstar category. Performance is generally well above the median.


HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

         Your fund's board of trustees has unanimously approved each proposal, and recommends that you vote in favor of each proposal.

How can I vote my shares?

- By mail, by signing, dating, voting and returning the proxy card(s) in the enclosed postage paid envelope.
- By Internet, by logging on to https://vote.proxy-direct.com and following the instructions at the site.
-        By telephone, with a toll-free call to a representative at D.F. King
         & Co., Inc., at 1(888) 242-8149 or by calling the automatic voice response system at 1(800) 597-7836 and following the recorded instructions.

WHO DO I CALL IF I HAVE ANY QUESTIONS REGARDING THE PROXY MATERIAL?

        Please do not hesitate to call our proxy solicitor, D.F. King Co., Inc., at 1(888) 242-8149 with any questions regarding the proxy materials.
        If you have account specific questions please call Steve Loban at 1-(888)-974-4482 Extension 4306.

                         THE WRIGHT MANAGED EQUITY TRUST
                     Wright Selected Blue Chip Equities Fund
                         Wright Major Blue Equities Fund
                  Wright International Blue Chip Equities Fund
                            (each, an "equity fund")

                         THE WRIGHT MANAGED INCOME TRUST
                            Wright U.S. Treasury Fund
                      Wright U.S. Government Near Term Fund
                          Wright Total Return Bond Fund
                           Wright Current Income Fund
                     Wright U.S. Treasury Money Market Fund
                          (each, a "fixed income fund")

                           (collectively, the "funds")

                                255 State Street
                           Boston, Massachusetts 02109

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                            TO BE HELD JULY 31, 2000

A special  meeting  of  shareholders  of each  series (a  "fund")  of The Wright
Managed Equity Trust and The Wright Managed Income Trust (collectively, the "trusts") will be held at the principal offices of the trusts, 255 State Street, Boston, Massachusetts, 02109, on Monday, July 31, 2000 beginning at 10:00 a.m. (Boston time). The special meetings of the funds are expected to be held concurrently and are referred to together as the "meeting."

         The meeting is being held for the following purposes:

1. To approve a new investment advisory agreement between Wright Investors' Service, Inc. ("Wright") and the applicable trust on behalf of each fund (other than Wright U.S. Treasury Money Market Fund), increasing the rate at which each fund pays advisory fees to Wright. For each fund voting separately.

2. To elect three trustees to each trust, as described in the accompanying proxy statement.

3. To consider and act upon any matters incidental to proposals 1 and 2, and any other matters which may properly come before the meeting or any adjourned session of the meeting.

         Proposals 1 and 2 are discussed in greater detail in the accompanying proxy statement.

         The meeting is called pursuant to the by-laws of each trust. The trustees have fixed the close of business on May 19, 2000 as the record date for the determination of the shareholders of each fund entitled to notice of and to vote at the meeting and any adjournment thereof.

                                            By Order of the Boards of Trustees,




                                            H. Day Brigham, Jr., Secretary

 Dated: __________, 2000

 IMPORTANT - SHAREHOLDERS CAN HELP THE TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THEIR FUND OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                         THE WRIGHT MANAGED EQUITY TRUST
                     Wright Selected Blue Chip Equities Fund
                         Wright Major Blue Equities Fund
                  Wright International Blue Chip Equities Fund
                           (each, an "equity fund")

                         THE WRIGHT MANAGED INCOME TRUST
                            Wright U.S. Treasury Fund
                      Wright U.S. Government Near Term Fund
                          Wright Total Return Bond Fund
                           Wright Current Income Fund
                     Wright U.S. Treasury Money Market Fund
                          (each, a "fixed income fund")

                          (collectively, the "funds")

                                255 State Street
                           Boston, Massachusetts 02109

                                 * * * * * *

                                 PROXY STATEMENT

                      For Special Meetings of Shareholders



         This proxy statement contains the information that you should know before voting on the proposals as summarized below.

INTRODUCTION

         This proxy statement is being used by the boards of trustees (collectively, the "trustees") of The Wright Managed Equity Trust and The Wright Managed Income Trust (collectively, the "trusts") to solicit proxies to be voted at a special meeting of shareholders of your fund. The meeting is scheduled to be held on Monday, July 31, 2000 beginning at 10:00 a.m. (Boston time) at the principal office of the trusts, 255 State Street, Boston, Massachusetts, 02109, and at any adjournments of the meeting to a later date. A proxy card is enclosed with the notice of the special meeting for the benefit of shareholders who do not expect to be present at the meeting. You may revoke your proxy at any time before its exercise by: (1) filing a signed letter filed with Alamo Direct Mail, Attn: Ginger Preitz, 280 Oser Avenue, Hauppauge, NY 11788 (2) signing and delivering a later dated proxy, or (iii) attending the meeting and voting the shares in person.

         Although each trust is having its own separate meeting, proxies are being solicited through the use of this combined proxy statement. Shareholders of funds that are series of the same trust will vote separately as to Proposal 1 because it uniquely affects their respective funds, and will vote together as to Proposal 2. Voting by shareholders of one trust will not affect voting by shareholders of another trust, and for Proposal 1, voting by shareholders of one fund will not affect voting by shareholders of another fund.

         The special meeting is being held for the following purposes:

         1. To approve a new investment advisory agreement between Wright Investors' Service, Inc. ("Wright") and the applicable trust on behalf of each fund (other than Wright U.S. Treasury Money Market Fund), increasing the rate at which each fund pays advisory fees to Wright. FOR EACH FUND VOTING SEPARATELY.

         2. To elect three trustees of each trust, as described in the accompanying proxy statement.

         3. To consider and act upon any matters incidental to proposals 1 and 2, and any other matters which may properly come before the meeting or any adjourned session of the meeting.

         The trustees know of no matter other than those mentioned in proposals 1 and 2 which will be presented at the meeting. If any other matter is properly presented at the meeting, it is the intention of the persons named as proxies in the enclosed proxy to vote the proxies in accordance with their judgment concerning this matter.

WHO IS ELIGIBLE TO VOTE?

         Shareholders of record as of the close of business on May 19, 2000 (the "record date") are entitled to notice of and to vote on all of the fund's business at the meeting or any adjournments of the meeting. Each share is entitled to one vote and each fractional share is entitled to a corresponding fractional vote.

         Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

         The number of shares of beneficial interest (excluding fractions thereof) of each fund outstanding as of the record date is listed in Exhibit A. The persons who held of record more than 5% of the outstanding shares of a fund as of the record date are listed in Exhibit B. To the knowledge of each trust, no other person owns (of record or beneficially) more than 5% of the outstanding shares of any fund.

         This  proxy   statement   and  enclosed   proxy  are  being  mailed  to
         shareholders on or about __________, 2000.

                                   PROPOSAL 1

                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

SUMMARY

         Wright Investors' Service, Inc. ("Wright") serves as investment adviser to the funds, in each case pursuant to a written investment advisory agreement dated September 23, 1998 (the "existing contracts"). Wright is registered as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of The Winthrop Corporation ("Winthrop"). See the Exhibit G to this proxy statement for more information concerning the ownership and control of Wright. The principal office of Wright and Winthrop is located at 440 Wheelers Farms Road, Milford, Connecticut 06460. Each fund is registered and regulated as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

         Wright is a leading independent international investment management and advisory firm with more than 35 years' experience. Wright manages about $4.5 billion of assets in portfolios of all sizes and styles as well as a family of mutual funds. Wright developed Worldscope(R), one of the world's largest and most complete databases of financial information, which currently includes more than 19,000 companies in 49 nations.

         At a meeting of the board of trustees held on March 23, 2000, the trustees, including all of the trustees who are not "interested persons" of the fund or Wright, unanimously approved and voted to recommend that the shareholders of each fund approve a proposal to adopt a new investment advisory agreement between Wright and that fund, other than Wright U.S. Treasury Money Market Fund (the "proposed contract"). Under the proposed contract, the rate of investment advisory fees paid by each fund to Wright would increase if the funds' assets remain at their current levels.

         The following table is a summary of the funds' current and proposed advisory fee rates.

                            ANNUAL ADVISORY FEE RATES

                                                                                 ANNUAL % ADVISORY FEE RATES
         ----------------------------------------------- -----------------------------------------------------------
                                                           Under      $100 Mil.    $250 Mil.   $500 Mil.   Over
                                                          $100 Mil.      to           to          to      $1 Bil.
                                                                      $250 Mil.    $500 Mil.    $1 Bil.
         ----------------------------------------------- ----------- ------------- ----------- ----------- ---------

         WRIGHT MANAGED EQUITY TRUST

            Wright Selected Blue Chip Equities Fund
                  Current                                 0.55%        0.69%        0.67%      0.63%      0.58%
                  PROPOSED                                0.60%        0.57%        0.54%      0.50%      0.45%
             Wright Major Blue Chip Equities Fund
                  Current                                 0.45%        0.59%        0.57%      0.53%      0.48%
                  PROPOSED                                0.60%        0.57%        0.54%      0.50%      0.45%
            Wright International Blue Chip Equities Fund
                  Current                                 0.75%        0.79%        0.77%      0.73%      0.68%
                  PROPOSED                                0.80%        0.78%        0.76%      0.72%      0.67%

         WRIGHT MANAGED INCOME TRUST

            Wright U.S. Treasury Fund
                  Current                                 0.40%        0.46%        0.42%      0.38%      0.33%
                  PROPOSED                                0.45%        0.44%        0.42%      0.40%      0.35%
            Wright U.S. Government Near Term Fund
                  Current                                 0.40%        0.46%        0.42%      0.38%      0.33%
                  PROPOSED                                0.45%        0.44%        0.42%      0.40%      0.35%
            Wright Total Return Bond Fund
                  Current                                 0.40%        0.46%        0.42%      0.38%      0.33%
                  PROPOSED                                0.45%        0.44%        0.42%      0.40%      0.35%
            Wright Current Income Fund
                  Current                                 0.40%        0.46%        0.42%      0.38%      0.33%
                  PROPOSED                                0.45%        0.44%        0.42%      0.40%      0.35%


DISCUSSION

         A COMPARISON OF EXPENSE RATIOS TO THAT OF  COMPETITORS'
         Wright and the trusts' boards of trustees believe that the proposed fee increase is reasonable and appropriate in light of the fees and expenses incurred by other funds. Each fund pays Wright an advisory fee that is lower than the median fee paid by its direct competitors. The following table compares the fund's total expense ratio during the fiscal year ended December 31, 1999, to the median of funds with similar investment objectives and policies. Median data for this table was developed from Morningstar, Inc. database as of December 31, 1999

                                        1999 Expense                                            Number of Funds in
         WRIGHT MANAGED EQUITY TRUST    Ratio            Fund Category    1999 Median           Category
         ---------------------------    -----            -------------    ------------          --------
         Wright Selected Blue Chip      1.16%            Medium Blend     1.26%                 934
         Equities Fund                                   Equity
         Wright Major Blue Chip         1.05%            Large Blend      1.37%                 262
         Equities Fund                                   Equity
         Wright International Blue                       International    1.93%                 1,664
         Chip Equities Fund                              Equity
              Standard Shares           1.49%
              Institutional Shares      1.28%

         WRIGHT MANAGED INCOME TRUST
        ----------------------------
         Wright U.S. Treasury Fund      0.92%            Long             0.95%                 50
                                                         Government Bond
         Wright U.S. Government Near    0.91%            Short            1.03%                 174
         Term Fund                                       Government Bond
         Wright Total Return Bond Fund  0.90%            Long Bond        1.04%                 120
         Wright Current Income Fund     0.90%            Intermediate     1.14%                 308
                                                         Government Bond

         In addition, the funds' current advisory fee structures provide for fee rate increases as the funds reach higher asset levels. This is contrary to Wright's actual costs which, as a percent of assets, decrease as assets grow. This is also contrary to the industry standard, which is to reduce the fee rate paid by a fund as its asset size increases. Therefore, Wright and the trusts' boards of trustees believe that, should the funds' assets increase over time, the net effect of the proposed management fee will be a reduction in the fee rate payable by the fund. Wright and the trustees believe that the funds and their shareholders ultimately would benefit from a fee structure that is similar to those of most of its competitors in that the advisory fee decreases as fund assets increase.

         Performance Considerations. In addition to the factors described in the following section "Factors Considered by the Trustees," the trustees reviewed the performance of the funds illustrated in the following table and found that they all perform very well when compared with their peers. The Wright Selected Blue Chip Equities Fund performance could benefit from a reduction in expense which the proposed fee restructuring would provide.

         The following table presents fund performance comparisons of the standard share class with the relevant Morningstar category. All the data is taken from Morningstar's December 31,1999 database.

Fund/                                Morningstar                                                              3 Year     5 Year
Morningstar Category                 Ratng            1995        1996        1997        1998       1999     Return+    Return+
------------------------------------ -------------- ---------- ---------- ---------- ----------- ---------- ---------- ----------
Major Blue Chip                      ****             28.98%      17.63%      33.86%      20.43%    23.87%     25.93%     24.82%
------------------------------------ -------------- --------- ----------- ----------- ----------- --------- ---------- ----------
       Large Blend                                    31.70%      20.41%      27.43%      21.51%    19.47%     22.62%     23.89%
------------------------------------ -------------- --------- ----------- ----------- ----------- --------- ---------- ----------
       Large Value                                    32.58%      20.67%      26.79%      12.55%     6.59%     14.73%     19.31%
------------------------------------ -------------- --------- ----------- ----------- ----------- --------- ---------- ----------
Select Blue Chip                     **               30.34%      18.57%      32.70%       0.14%     5.75%     12.01%     16.78%
------------------------------------ -------------- --------- ----------- ----------- ----------- --------- ---------- ----------
       Mid Blend                                      29.33%      20.44%      26.22%       8.47%    17.06%     16.54%     19.25%
------------------------------------ -------------- --------- ----------- ----------- ----------- --------- ---------- ----------
       Mid Value                                      28.90%      20.61%      25.58%       2.00%     6.72%     10.74%     16.09%
------------------------------------ -------------- --------- ----------- ----------- ----------- --------- ---------- ----------
Intrnational Blue Chip               ***              13.61%      20.73%       1.54%       6.14%    34.26%     13.10%     14.69%
------------------------------------ -------------- --------- ----------- ----------- ----------- --------- ---------- ----------
       International                                   8.33%      12.95%       1.00%       4.12%    48.35%     13.92%     12.12%
------------------------------------ -------------- --------- ----------- ----------- ----------- --------- ---------- ----------
US Treasury                          ***              28.18%      -1.26%       9.08%       9.95%    -3.97%      4.82%      7.83%
------------------------------------ -------------- --------- ----------- ----------- ----------- --------- ---------- ----------
       Long Government                                25.42%      -0.50%      12.27%      11.10%    -7.10%      4.94%      7.46%
------------------------------------ -------------- --------- ----------- ----------- ----------- --------- ---------- ----------
US Govt Near Term                    ****             11.93%       3.94%       5.93%       5.98%     1.91%      4.59%      5.89%
------------------------------------ -------------- --------- ----------- ----------- ----------- --------- ---------- ----------
       Short Government                               11.11%       4.11%       6.53%       5.97%     1.59%      4.66%      5.78%
------------------------------------ -------------- --------- ----------- ----------- ----------- --------- ---------- ----------
Current Income                       ****             17.46%       4.35%       8.56%       6.51%     0.52%      5.14%      7.33%
------------------------------------ -------------- --------- ----------- ----------- ----------- --------- ---------- ----------
       Intermediate Government                        16.27%       2.73%       8.39%       7.39%    -1.49%      4.65%      6.49%
------------------------------------ -------------- --------- ----------- ----------- ----------- --------- ---------- ----------
Total Return Bond                    ***              21.97%       0.90%       9.25%       9.56%     -3.91      4.77%      7.19%
------------------------------------ -------------- --------- ----------- ----------- ----------- --------- ---------- ----------
       Long Bond                                      21.36%       3.47%      10.49%       6.53%    -2.76%      4.59%      7.42%
---------------------------------------------------------------------------------------------------------------------------------
+ Period ending December 31, 1999
=================================================================================================================================

         The Morningstar rating indicates the relative risk-adjusted performance of a fund to other funds of the same class (i.e., domestic equity, international, fixed-income, etc.). The top 10% receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive one star. Morningstar computes a rating for the three, five and ten year periods and an overall rating (shown here). The overall rating gives greater weight to longer periods. Ratings for any one period may be quite different from ratings for another period. Note that funds that are the best in their peer group (e.g., Large Value Equities) might not have a high rating if the peer group has not performed well in its class (e.g., domestic equities).

         Increased Complexity, Competition and Costs. Wright also believes the proposed increase is necessary in light of the increased complexity, competition and costs involved in managing the funds.

         The complexity arises in part from the growth in the number of securities and types of securities in various sectors, including significant growth in the number of initial public offerings, and in part from the growing complexity of the products and services of the companies issuing these securities. Wright must increasingly invest in technology and personnel to analyze individual companies and industry trends in this growing and rapidly changing market. The growth in the number of funds has also placed upward pressure on compensation levels for qualified portfolio managers and analysts. To retain and attract high quality professionals, Wright must remain competitive in its compensation and benefits structure. Partly as a result of these cost-related pressures, Wright has incurred a net loss (advisory fee revenues less operations expenses) in managing certain funds, including the Wright Major Blue Chip Equities Fund, Wright U.S. Treasury Fund, Wright U.S. Government Near Term Fund, Wright Total Return Bond Fund, and Wright Current Income Fund. Wright receives no revenues from the fund other than its advisory fee. Accordingly, the advisory fee alone compensates Wright for providing the personnel, equipment and office space necessary for the management of the fund's investments and a variety of other functions. (See "Portfolio Transactions" in Exhibit G for a discussion of Wright's receipt of soft-dollar benefits.)

         Wright does not believe that the existing fee provides for the appropriate resources to enable it to attract and retain the quality personnel and to provide the advanced technology and systems necessary to maintain and enhance the present level of service and performance to the funds' shareholders. Wright and the trusts' boards of trustees believe that the proposed fee increase would provide the resources necessary to better enable Wright to address these challenges.

         The fee increase is being proposed only after careful consideration by Wright and your fund's board of trustees. Wright and your fund's board of trustees, including the trustees who are not interested persons of the fund or Wright, have determined that the proposed fee increase for your fund is fair and reasonable. (For a discussion of the deliberations of the board, see "Factors Considered by the Trustees" below.) Wright and your board unanimously recommend that you vote in favor of this proposal.

MATERIAL TERMS OF THE EXISTING AND PROPOSED CONTRACTS

         Except for the different advisory fee rates, effective dates and renewal dates, the terms of the existing and proposed contracts are substantially identical. The form of the proposed contract (which is substantially identical for each fund) is attached to this proxy statement as Exhibit C. You should read the entire form of contract. The dates of the initial approval and of the most recent shareholder approval of the existing contracts and the aggregate advisory fee paid by each fund in 1999 are set forth in Exhibit D. The trustees of each trust last approved the continuation of each existing contract on January 26, 2000.

         ADVISORY SERVICES. Under the proposed contract and subject to the supervision and approval of the trustees of each trust, Wright will be responsible for providing continuously an investment program for each fund, consistent with each fund's investment objective, policies and restrictions. Specifically, Wright will determine what investments shall be purchased, sold or exchanged by each fund, if any, and what portion, if any, of each fund's assets will be held uninvested and will make changes in each fund's investments. Wright will also manage, supervise and conduct the other affairs and business of each fund and any incidental matters, including supervision of each fund's administrator, if any.

         APPROVAL, TERMINATION AND AMENDMENT PROVISIONS. The existing contract is renewable annually by the vote of a majority of the fund's board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the fund or Wright, cast in person at a meeting called for the purpose of voting on such renewal. If approved, the proposed contract is proposed to be effective on September 1, 2000 (the "effective date") or if approved after that date, on the first day of the first month following the approval date. Accordingly, the proposed fee will take effect on the effective date if the proposed contract is approved at the meeting of shareholders.

         If approved by the affirmative vote of a "majority of the outstanding voting securities" (as described below) of the fund ("majority shareholder vote"), the proposed contract will remain in full force and effect until February 28, 2002. The proposed contract will continue in full force and effect as to that fund indefinitely after that date, if this continuance is approved at least annually (i) by a vote of a majority of the trustees of the respective trust or by a majority shareholder vote for that fund, and (ii) by the vote of a majority of the independent trustees of the trust. The proposed contract may be terminated at any time without penalty by a vote of a majority of the independent trustees of the respective trust, by a majority shareholder vote for that fund or by Wright on 60 days' written notice to the other party. In addition, the proposed contract will terminate immediately and automatically if assigned. The proposed contract may not be materially amended without the approval of the trustees and the shareholders. An amendment would be material if it changed the duties and responsibilities of the parties under the agreement or increased the fee paid to Wright.

         STANDARD OF CARE. The proposed contract provides that Wright will not be subject to liability for any act or omission in the course of rendering services under the agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, or for any losses which may be sustained in the acquisition, holding or sale of any security or other investment.

         EXPENSES. Each fund is responsible for its own expenses unless responsibility is expressly assumed by Wright under the proposed contract or by the administrator under the administration agreement. Among other expenses, each fund pays investment advisory fees; administration fees; commissions, fees and other expenses connected with the purchase or sale of securities; auditing, accounting and legal expenses; taxes and interest; governmental fees; expenses of issue, repurchase and redemption of shares; expenses of registering and qualifying its shares under federal and state securities laws and of preparing and printing and distributing prospectuses to shareholders and investors; expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; insurance expenses; fees, expenses and disbursements of custodians, sub custodians, transfer agents and registrars; expenses for servicing shareholder accounts; compensation of and any expenses of trustees; the charges and expenses of the independent auditors and legal counsel to the fund and the trustees; distribution fees, if any, paid by a Fund in accordance with Rule 12b-1 under the 1940 Act; and any nonrecurring items that may arise, including expenses incurred in connection with litigation, proceedings and claims and indemnification of trustees and officers.

EFFECT OF THE PROPOSED ADVISORY FEE

         Set forth below is a table showing the dollar amount of actual investment advisory fees paid during the funds' fiscal year ended December 31, 1999 under the existing contract, and the dollar amount of fees that would have been paid for that period under the proposed contract. The table also shows the differences (expressed as a percentage of the existing fee and in dollar terms) between the amount that would have been paid under the proposed contracts and the amount actually paid under the existing contracts.

         DOLLAR AMOUNT OF INVESTMENT ADVISORY FEES PAID
         (fiscal year ended December 31, 1999)

                                           Amount of Fees Paid (or that      Difference from Amount Paid
                                              Would Have Been Paid)            under Existing Contract
                                         ---------------------------------   ----------------------------
                                             Existing        Proposed       Percentage of
                                             Contract        Contract       Existing Fee      In Dollars
                                         ---------------    -----------     --------------    -----------
Wright Managed Equity Trust
-----------------------------
     Wright Selected Blue Chip Equities
     Portfolio                               $843,755        $842,667           99.87%           $1,088

     (After fee waiver)*                     $832,355         $832,355

     Wright Major Blue Chip Equities
     Fund                                    $490,732        $639,351          130.29%         $148,619

     Wright International Blue Chip
     Equities Fund                         $1,290,967      $1,334,119          103.34%          $43,152

Wright Managed Income Trust
-------------------------------
     Wright U.S. Treasury Portfolio          $213,958        $240,703          112.50%          $26,745

     Wright U.S. Government Near Term
     Portfolio                               $299,429        $336,858          112.50%          $37,429

     Wright Current Income Fund              $434,441        $482,945          111.16%          $48,503

     Wright Total Return Bond Fund           $429,396        $478,118          111.35%          $48,722

     (After fee waiver)*                     $418,221


         * Under a written agreement, Wright waives a portion of its advisory fees and assumes operating expenses to the extent necessary to limit the expense ratios. This ratio cap is reviewed and can be changed or eliminated annually at contract review time.





         IMPACT OF THE NEW ADMINISTRATIVE FEES

         If approved, the revised advisory fee schedule will be implemented along with a restructured fee schedule for the administrative fee pursuant to a revised agreement between the funds and Eaton Vance Management, the funds administrator. The revised administrative is generally lower and will offset much if not all of the advisory fee increase minimizing any change to total fees paid by the funds.

                         ANNUAL ADMINISTRATIVE FEE RATES
                        ----------------------------------
                                                         ANNUAL % FEE RATES
                                                      --------------------------
                                                         Under           Over
                                                        $100 Mil.    $100 Mil
                                                      ------------   ----------

         Wright Managed Equity Trust
        ------------------------------
            Wright Selected Blue Chip Equities Fund
                  Current                                 0.22%        0.06%
                  PROPOSED                                0.12%        0.07%
             Wright Major Blue Chip Equities Fund
                  Current                                 0.22%        0.06%
                  PROPOSED                                0.12%        0.07%
            Wright International Blue Chip Equities Fund
                  Current                                 0.22%        0.06%
                  PROPOSED                                0.17%        0.07%



         Wright Managed Income Trust
        -------------------------------
            Wright U.S. Treasury Fund
                  Current                                 0.12%        0.05%
                  PROPOSED                                0.09%        0.06%
            Wright U.S. Government Near Term Fund
                  Current                                 0.12%        0.05%
                  PROPOSED                                0.09%        0.06%
            Wright Total Return Bond Fund
                  Current                                 0.12%        0.05%
                  PROPOSED                                0.09%        0.06%
            Wright Current Income Fund
                  Current                                 0.12%        0.05%
                  PROPOSED                                0.09%        0.06%

         Set forth below is a table showing the combined current and proposed advisory and administrative fees.

              ANNUAL COMBINED ADVISORY AND ADMINISTRATIVE FEE RATES
             --------------------------------------------------------

                                                                  ANNUAL % FEE RATES
                                                               ------------------------
                                                                    Under      $100 Mil.    $250 Mil.   $500 Mil.     Over
                                                                  $100 Mil.        to           to          to      $1 Bil.
                                                                               $250 Mil.    $500 Mil.    $1 Bil.
                                                                ----------- ------------- ----------- ----------- ---------
         Wright Managed Equity Trust
       --------------------------------
            Wright Selected Blue Chip Equities Fund
                  Current                                          0.77%        0.75%        0.73%      0.69%      0.64%
                  PROPOSED                                         0.72%        0.64%        0.61%      0.57%      0.52%
             Wright Major Blue Chip Equities Fund
                  Current                                          0.67%        0.65%        0.63%      0.59%      0.54%
                  PROPOSED                                         0.72%        0.64%        0.61%      0.57%      0.52%
            Wright International Blue Chip Equities Fund
                  Current                                          0.97%        0.85%        0.83%      0.79%      0.74%
                  PROPOSED                                         0.97%        0.85%        0.83%      0.79%      0.74%

         Wright Managed Income Trust

         Wright U.S. Treasury Fund
                  Current                                          0.52%        0.51%        0.47%      0.43%      0.38%
                  PROPOSED                                         0.54%        0.50%        0.48%      0.46%      0.41%
         Wright U.S.Government Near Term Fund
                  Current                                          0.52%        0.51%        0.47%      0.43%      0.38%
                  PROPOSED                                         0.54%        0.50%        0.48%      0.46%      0.41%
         Wright Total Return Bond Fund
                  Current                                          0.52%        0.51%        0.47%      0.43%      0.38%
                  PROPOSED                                         0.54%        0.50%        0.48%      0.46%      0.41%
         Wright Current Income Fund
                  Current                                          0.52%        0.51%        0.47%      0.43%      0.38%
                  Proposed                                         0.54%        0.50%        0.48%      0.46%      0.41%


         Set forth below is a comparative fee table showing the amount of fees and expenses paid by the fund as a percentage of average daily net assets during the fiscal year ended December 31, 1999 and the amount of fees and expenses shareholders would have paid if the proposed contract had been in effect.


         COMPARATIVE FEE TABLE
         (fiscal year ended December 31, 1999)


                                        Wright Selected Blue   Wright Major Blue    Wright International
Wright Managed Equity Trust              Chip Equities Fund*  Chip Equities Fund* Blue Chip Equities Fund*
---------------------------

Annual Fund Operating Expenses          Existing   Proposed   Existing    Proposed   Existing    Proposed
(as a percentage of avg. net assets)    Contract   Contract   Contract    Contract    Contract   Contract
                                        ---------  --------   ---------  ---------   ---------  ---------
Management Fee                          0.60%      0.59%      0.45%      0.60%       0.77%      0.79%

Distribution and Service (12b-1) Fee    0.25%      0.25%      0.25%      0.25%       0.25%      0.25%

Other Expenses**                        0.37%      0.31%      0.58%      0.50%       0.33%      0.30%
                                       ------      -----      -----      -----       ------    ------
Total Annual Fund Operating Expenses    1.22%      1.15%      1.28%      1.35%       1.35%      1.34%

Waiver/Reimbursement***                 (0.06%)               (0.21%)    (0.10%)

Net Operating Expense                   1.16%                 1.07%      1.25%

* Standard Shares. Institutional shares have no 12b-1 fee and will be 25 basis points less.
** Incorporates the present and proposed administrative fee.
*** Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios.
These ratio limitations are reviewed annually at contract renewal time and can be changed or eliminated at that time.


                                                      Wright U.S.
                                   Wright U.S.      Government Near      Wright Total     Wright Current
Wright Managed Income Trust       Treasury Fund*       Term Fund*     Return Bond Fund*    Income Fund*
---------------------------
  Annual Fund Operating Expenses
  (as a percentage of avg. net    Existing Proposed  Existing Proposed  Existing Proposed Existing  Proposed
  assets)                         Contract Contract  Contract Contract  Contract Contract Contract  Contract
                                  -------- --------  -------- --------  -------- -------- --------  --------
  Management Fee                  0.40%    0.45%     0.41%    0.45%     0.41%    0.45%    0.41%     0.45%

  Distribution and Service        0.25%    0.25%     0.25%    0.25%     0.25%    0.25%    0.25%     0.25%
  (12b-1) Fee
  Other Expenses                  0.31%    0.28%     0.25%    0.22%     0.24%    0.23%    0.26%     0.23%
                                  -----    ------    -----    -----     -----    -----   ------     -----
  Total Annual Fund Operating
  Expenses                        0.96%    0.98%     0.91%    0.92%     0.90%    0.93%    0.92%     0.93%

  Waiver/Reimbursement***        (0.02%)  (0.03%)   (0.03%)                              (0.02%)
  Net Operating Expense           0.94%    0.95%     0.88%
                                                                                          0.90%

  * Standard Shares. Institutional shares have no 12b-1 fee and will be 25 basis points less.
  ** Incorporates the present and proposed administrative fee.
  *** Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios.
  These ratio limitations are reviewed annually at contract renewal time and can be changed or eliminated at that time.

EXAMPLES

         The following examples help you compare the costs of investing in each of the funds, under the existing contracts and the proposed contracts, with the cost of investing in other mutual funds. The examples assume that:
              o you invest  $10,000 in the fund for the time periods shown
              o you reinvest all dividends and  distributions
              o your investment has a 5% return  each year
              o the fund's  operating  expenses  remain the same
              o you redeem your shares at the end of the period

                      Number of Years You Own Your Shares:

Wright Managed Equity Trust           1 year            3 years            5 years           10 years
---------------------------


                                  Existing Proposed  Existing Proposed  Existing Proposed Existing  Proposed
                                  Contract Contract  Contract Contract  Contract Contract Contract  Contract
                                  -------- --------  -------- --------  -------- -------- --------- ---------
  Wright Selected Blue Chip
  Equities Fund

                  Standard Shares  $118      $117      $368     $365      $638     $633     $1,409    $1,398
             Institutional Shares   $93       $92      $290     $287      $504     $498     $1,120    $1,108

  Wright Major Blue Chip
  Equities Fund

                  Standard Shares   $109     $127      $340     $397      $590     $686    $1,305    $1,511
             Institutional Shares   $84      $102      $262     $318      $455     $552    $1,014    $1,225

  Wright International Blue Chip
  Equities Fund

                  Standard Shares   $137     $136      $427     $426      $739     $734    $1,624    $1,613
             Institutional Shares   $114     $111      $356     $347      $617     $601    $1,363    $1,329



                      Number of Years You Own Your Shares:

Wright Managed Income Trust           1 year            3 years            5 years           10 years
---------------------------


                                  Existing Proposed  Existing Proposed  Existing Proposed Existing  Proposed
                                  Contract Contract  Contract Contract  Contract Contract Contract  Contract
                                  -------- --------  -------- --------  -------- -------- --------  --------
  Wright U.S. Treasury Fund

                  Standard Shares   $96       $97      $300     $303      $520     $526    $1,155    $1,166
             Institutional Shares   $71       $72      $221     $224      $384     $390      $856      $871

  Wright U.S. Government Near
  Term Fund

                  Standard Shares   $90       $94      $281     $293      $488     $509    $1,084    $1,131
             Institutional Shares   $64       $65      $202     $205      $351     $357      $786      $798

  Wright Total Return Bond Fund

                  Standard Shares   $92       $95      $287     $296      $498     $515    $1,108    $1,143

  Wright Current Income Fund

                  Standard Shares   $92       $95      $287     $296     $4968     $515    $1,108    $1,143
             Institutional Shares   $75       $76      $233     $237      $406     $411     $906      $918


ADDITIONAL INFORMATION PERTAINING TO WRIGHT

         For  additional  information   concerning  the  management,   ownership
         structure, affiliations, brokerage policies and certain other matters pertaining to Wright, see Exhibit G to this proxy statement.

FACTORS CONSIDERED BY THE TRUSTEES

         The trustees determined that the terms of the proposed contract are fair and reasonable and that approval of the proposed contract on behalf of the fund is in the best interests of each fund and its shareholders. In their discussions, the trustees who are not "interested" persons of the fund or Wright were advised by their own legal counsel. Before approving the proposed contracts, the trustees who are not "interested" persons of the fund or Wright first met privately with their counsel several times, and the chairman of the non-interested trustees discussed the proposal in detail with counsel on several occasions.

         In connection with their deliberations, the trustees requested and were furnished with substantial information to assist in their evaluation. This information included a comparison of the fund's present and proposed investment advisory fees [and expense ratios] with those of other mutual funds in its peer group. This information indicated that the fund's present fee and expense ratio were well below the median among mutual funds in its competitive universe and that, with the proposed fee increase, the fund's investment advisory fee would still be somewhat below the median and its expense ratio would be equal to that of the median fund.

         In addition, Wright provided information indicating that it is incurring losses in managing the funds at their current fee levels and that the current market is marked by various factors which tend to increase Wright's costs. These factors include:

            o growing complexity (both in the increasing number of issuers Wright must follow, including significant growth in the number of initial public offerings, and the highly technical nature of products and services many of these companies provide);
            o a high level of competition among a growing number of funds for assets, performance rankings and quality investment personnel; and
            o steeply rising costs related to the employment of additional quality investment consultants, investments in information technology and the effect of competition on compensation packages necessary to attract and retain quality personnel.

         As a result of their deliberations, and taking into consideration the information provided, the trustees determined that the proposed fee was reasonable.

 REQUIRED VOTE

         Approval of the proposed contract for a fund requires a majority shareholder vote of that fund. Under the 1940 Act, this means the affirmative vote of the lesser of (a) 67% of the shares of that fund present at the meeting if the holders of more than 50% of the outstanding shares of that fund are present or represented by proxy at the meeting, or (b) more than 50% of the outstanding shares of that fund. If the shareholders of one or more funds fail to approve this proposal, the trustees will consider what further action should be taken.

         THE TRUSTEES OF THE TRUSTS, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THIS PROPOSAL.

         The trustees believe that the funds will benefit from continuing to receive the high quality advisory services provided by Wright. The trustees considered the fact that the proposed contract is substantially similar to the existing contract. The trustees believe that the proposed contract and the fees provided for in the proposed contract are reasonable, fair and in the best interests of each fund's shareholders.

 MASTER/FEEDER FUNDS

         Each of the following funds (the "feeder funds") invests all of its assets in a corresponding master portfolio that has the same investment objective as the feeder fund--Wright Selected Blue Chip Equities Fund, Wright International Blue Chip Equities Fund, Wright U.S. Treasury Fund, Wright U.S. Government Near Term Fund and Wright Current Income Fund. Approval of the proposed contract by shareholders of each feeder fund will have two distinct results.

         Because a feeder fund requires no investment advisory services, Wright and each feeder fund have agreed that, as long as the feeder funds invest in the corresponding master portfolios, no services will be provided, and no fees will be paid under each feeder fund's existing contract. Wright provides investment advisory services to the master portfolios under an investment advisory contract with the portfolios (the "portfolio advisory contract"). If shareholders of a feeder fund vote to approve the proposed contract, that vote will serve to approve the proposed contract as to that fund. As with the existing contract, Wright and the feeder funds will agree that, as long as the feeder funds invest in the portfolios, no advisory services will be provided to the feeder funds, and no fees will be paid by the feeder funds under the proposed contract. A vote by shareholders of each feeder fund to approve the proposed contract will also serve to authorize each feeder fund's trustees to vote, on behalf of the feeder funds, to approve a new portfolio advisory contract with Wright.

                                   PROPOSAL 2

                              ELECTION OF TRUSTEES


SUMMARY

         All three of the nominees for election currently serve as trustees for each trust. Each nominee has served as a trustee of each trust since his or her appointment by the board of trustees, but has not been elected by shareholders. Accordingly, at a meeting held on March 23, 2000, the trustees, including those trustees who are not "interested" persons of the funds or Wright, unanimously voted to approve, and to recommend to the shareholders that they approve, a proposal to elect Judith R. Corchard, Dorcas R. Hardy and Richard E. Taber as trustees of each trust. Each trustee will be elected to hold office until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. If any nominee should be unable to serve, an event which is not anticipated, the persons named as proxies may vote for such other person as shall be designated by the board of trustees of the trust. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the three nominees named below as trustees.

INFORMATION ABOUT THE NOMINEES AND TRUSTEES

         The following table lists, for the nominees and the other trustees, their position(s) with the trusts, age, address, principal occupation and employment during the past five years and any other directorships held. The table also indicates the year in which each trustee first became a trustee of the fund and the number of shares of the fund beneficially owned by each trustee, directly or indirectly, on _______________. NAMES OF NOMINEES APPEAR IN BOLD.


         Name, Age, Position with       Principal Occupation or Employment and     First Became        Shares Owned
         Trusts and Address             Trusteeships                               Trustee             and Percentage
                                                                                                       of Total Shares
                                                                                                        Outstanding
                                                                                                       (---------,2000)
         ------------------------------ ------------------------------------------ ---------------- -----------------

         Peter M. Donovan* (57)         President, Chief Executive Officer and     1982
         President and Trustee          Director of Wright and Winthrop; Vice      (Equity Trust)
         440 Wheelers Farms Road,       President, Treasurer and a Director of
         Milford, CT 06460              Wright Investors' Service Distributors,
                                        Inc.                                       1983
                                                                                   (Income Trust)
         ------------------------------ ------------------------------------------ ---------------- -----------------

         H. Day Brigham, Jr.* (73)      Retired Vice President, Chairman of the    1982
         Vice President, Secretary      Management Committee and Chief Legal       (Equity Trust)
         and Trustee                    Officer of Eaton Vance, EVC, BMR and EV;
         92 Reservoir Avenue,           Director of Wright and Winthrop (since     1983
         Chestnut Hill, MA 02467        February, 1997)                            (Income Trust)
         ------------------------------ ------------------------------------------ ---------------- -----------------

         JUDITH R. CORCHARD* (61)       Executive Vice President, Investment       1997
         Vice President and Trustee     Management: Senior Investment Officer;
         440 Wheelers Farms Road,       Chairman of the Investment Committee and
         Milford, CT 06460              Director of Wright and Winthrop
         ------------------------------ ------------------------------------------ ---------------- -----------------

         DORCAS R. HARDY (53)           President, Dorcas R. Hardy & Associates    1998
         Trustee                        (a public policy and government
         11407 Stonewall Jackson        relations firm), Spotsylvania, VA;
         Drive,                         Director, The Options Clearing
         Spotsylvania, VA 22553         Corporation and First Coast Service
                                        Options, Jacksonville, FL (FL Blue Cross
                                        Blue Shield subsidiary); Chairman and
                                        CEO of Work Recovery, Inc. (an advanced
                                        rehabilitation technology firm), Tucson,
                                        AZ (1996-1998); U.S. Commissioner of
                                        Social Security (1986-1989)
         ------------------------------ ------------------------------------------ ---------------- -----------------

         Leland Miles (76)              President Emeritus, University of          1998
         Trustee                        Bridgeport (1987- present); President,
         332 North Cedar Road,          University of Bridgeport (1974-1987);
         Fairfield, CT 06430            Director, United Illuminating Company
         ------------------------------ ------------------------------------------ ---------------- -----------------

         A.M. Moody III* (63)           Senior Vice President, Wright and          1990
         Vice President & Trustee       Winthrop; President, Wright Investors'
         440 Wheelers Farms Road,       Service Distributors, Inc.
         Milford, CT 06460
         ------------------------------ ------------------------------------------ ---------------- -----------------

         Lloyd F. Pierce (81) Trustee   Retired Vice Chairman (before 1984 -       1982
         140 Snow Goose Court,          President), People's Bank, Bridgeport,     (Equity Trust)
         Daytona Beach, FL 32119        CT; Member, Board of Trustees, People's
                                        Bank, Bridgeport, CT; Board of             1983
                                        Directors, Southern Connecticut Gas        (Income Trust)
                                        Company; Chairman, Board of Directors,
                                        COSINE
         ------------------------------ ------------------------------------------ ---------------- -----------------

         RICHARD E. TABER (51)          Chairman and Chief Executive Officer of    1997
         Trustee                        First County Bank, Stamford, CT
         117 Prospect Street,
         Stamford, CT 06901
         ------------------------------ ------------------------------------------ ---------------- -----------------

         Raymond Van Houtte (75)        President Emeritus and Counselor of The    1982
         Trustee                        Tompkins County Trust Co., Ithaca, NY      (Equity Trust)
         One Strawberry Lane, Ithaca,   (since January 1989); President and
         NY 14850                       Chief Executive Officer, The Tompkins      1983
                                        County Trust Company (1973-1988);          (Income Trust)
                                        President, New York State Bankers
                                        Association (1987-1988); Director,
                                        McGraw Housing Company, Inc., Deanco,
                                        Inc., Evaporated Metal Products and
                                        Ithaco, Inc.
         ------------------------------ ------------------------------------------ ---------------- -----------------

         * Indicates that the trustee is an "interested person" of the trust for purposes of the 1940 Act.

         Each trust's board of trustees has established an independent trustees' committee and an audit committee, each consisting of all of the independent trustees: Messrs. Miles, Pierce (Chairman), Taber and Van Houtte and Ms. Hardy. The responsibilities of the independent trustees' committee include those of a nominating committee for additional or replacement trustees of the trust and a contract review committee for consideration of renewals or changes in the investment advisory agreements, distribution agreements and distribution plans and other agreements as appropriate. The responsibilities of the audit committee are:
          o to oversee the trusts' accounting and financial reporting practices, their internal controls and, as appropriate, the internal controls of certain service providers;
          o to oversee the quality and objectivity of the Trusts' financial statements and the independent audit thereof;
                  and
          o to act as a liaison between the trusts' independent auditors and the full board of trustees.

         During the fiscal year ended December 31, 1999, the board of trustees held five meetings, the independent trustees' committee held six meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the board of trustees or applicable committee, if any, held during the fiscal year ended December 31, 1999, except Mr. Van Houtte, who attended 60% of the meetings.

         All of the trustees and officers hold identical positions with The Wright Managed Equity Trust and The Wright Managed Income Trust, as well as The Wright Managed Blue Chip Series Trust, The Wright EquiFund Equity Trust, Catholic Values Investment Trust,The Wright Asset Allocation Trust and the Wright Blue Chip Master Portfolio Trust.

REMUNERATION OF TRUSTEES

         The fees and expenses of those trustees who are not interested persons of the trusts (Messrs. Miles, Pierce, Taber and Van Houtte and Ms. Hardy), and of Mr. Brigham, are paid by the trusts. They also receive additional payments from other investment companies for which Wright provides investment advisory services.

         COMPENSATION TABLE
         For the Fiscal Year Ended December 31, 1999
         --------------------------------------------

                                                                Aggregate Compensation from:
         ------------------------------ -----------------------------------------------------------------------------
             Trustees (1)                 The Wright Managed        The Wright Managed         Wright Funds (2)
                                            Equity Trust               Income Trust
         ------------------------------ ------------------------- ------------------------- -------------------------
         H. Day Brigham, Jr.                    $ 1,750                   $ 1,750                  $ 11,250
         ------------------------------ ------------------------- ------------------------- -------------------------
         Dorcas R. Hardy                          1,750                     1,750                    11,250
         ------------------------------ ------------------------- ------------------------- -------------------------
         Leland Miles                             1,750                     1,750                    11,250
         ------------------------------ ------------------------- ------------------------- -------------------------
         Lloyd F. Pierce                          1,750                     1,750                    11,250
         ------------------------------ ------------------------- ------------------------- -------------------------
         Richard E. Taber                         1,750                     1,750                    11,250
         ------------------------------ ------------------------- ------------------------- -------------------------
         Raymond Van Houtte                       1,250                     1,250                     8,250
         ------------------------------ ------------------------- ------------------------- -------------------------

         (1) The trustees who are employees of Wright receive no compensation from the trusts or the other Wright Funds.
         (2) Total compensation paid includes not only service on the boards of The Wright Managed Equity Trust (four funds) and The
              Wright Managed Income Trust (five funds) but also service on other boards in the Wright fund complex for a total of 21 funds. On December 17, 1999, Wright Junior Blue Chip Equities Fund, a series of The Wright Managed Equity Trust, was terminated and liquidated. Accordingly, The Wright Managed Equity Trust currently has only three funds.

INFORMATION ABOUT THE TRUST'S OTHER EXECUTIVE OFFICERS

         Name, Age, Position with Trusts and Address    Principal Occupation or Employment and Trusteeships
         ---------------------------------------------- -------------------------------------------------------------

         James L. O'Connor (55)                         Vice President of Eaton Vance. Officer of various
         Treasurer                                      investment companies managed by Eaton Vance or BMR
         255 State Street, Boston, MA 02109
         ---------------------------------------------- -------------------------------------------------------------

 REQUIRED VOTE

         Election of each nominee to the board of trustees of each trust requires a majority shareholder vote of that trust. For purposes of this proposal, all funds that are series of the same trust vote together. Under the 1940 Act, to be approved for a trust, the proposal must receive the affirmative vote of the lesser of (a) 67% of the shares of that trust present at the meeting if the holders of more than 50% of the outstanding shares of that trust are present or represented by proxy at the meeting, or (b) more than 50% of the outstanding shares of that trust. If the shareholders of one or more trusts fail to approve this proposal, the trustees will consider what further action should be taken.

         THE TRUSTEES OF THE TRUSTS, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO ELECT EACH NOMINEE.


                       NOTICE TO BANKS AND BROKER/DEALERS


         Each trust on behalf of its funds has previously solicited all nominee and broker/dealer accounts as to the number of additional proxy statements required to supply beneficial owners of shares. Should additional proxy material be required for beneficial owners, please forward requests to: Alamo Direct Mail, Attn: Ginger Preitz, 280 Oser Avenue, Hauppauge, NY 11788.

                             ADDITIONAL INFORMATION



         Proxies will be solicited by mail and may be solicited in person or by telephone, by fax or through the Internet, by the trust's officers, by personnel of its investment adviser, by the transfer agent, PFPC, Inc., by broker-dealer firms or by a professional solicitation organization.

         Each trust may also arrange to have votes recorded by telephone or through the Internet by the trust's officers, by personnel of its investment adviser, by the transfer agent, PFPC, Inc., by broker-dealer firms or by a professional solicitation organization. The telephone and Internet voting procedures are designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these votes would not be counted at the meeting. If by telephone, a shareholder will be called on a recorded line at the telephone number in the transfer agent's records. In either case, a shareholder could be asked for identifying information. The shareholder will be given the opportunity to authorize the proxies to vote the shares according to the instructions given over the telephone or through the Internet. A confirmation of instructions will be sent to the shareholder with special instructions to correct information that is incorrect. The shareholder can revoke a proxy given over the telephone or through the Internet in the same manner that proxies voted by mail may be revoked.

         The expense of preparing, printing and mailing this proxy material and the cost of soliciting proxies for the election of trustees on behalf of the boards of trustees will be borne ratably by the funds. To the extent these expenses relate to the proposed new investment advisory agreements, these expenses will be borne by Wright. The cost of the proxy solicitation is expected to be $_____ for The Wright Managed Equity Trust, $____ for The Wright Managed Income Trust and $____ for Wright. The funds will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.

         All proxy cards solicited by the boards of trustees that are properly executed and received by the secretary before the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy card, it will be voted FOR the proposal specified on the proxy card. For each trust, shares represented in person or by proxy (including shares which abstain or do not vote on the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the meeting. Abstentions from voting will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote on proposals 1 and 2, but will not be counted as a vote in favor of proposals 1 and 2.

         If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to proposal 1 or 2, those shares will not be considered as present and entitled to vote as to proposal 1 or 2. While votes to abstain will be counted toward establishing a quorum, passage of the proposal being considered at the meeting will occur only if a sufficient number of votes are cast for the proposal. For this reason, votes to abstain, broker non-votes and votes against will have the same effect in determining whether the proposal is approved.

         In the event that sufficient votes by the shareholders of any fund in favor of the proposals set forth in the notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against adjournment those proxies required to be voted against the proposal. A shareholder vote may be taken on the proposals in this proxy statement before any adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and of any adjourned session will be borne by Wright and the funds for whom the adjournment is called.

         EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT AND ITS MOST RECENT SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS WHO WANT TO OBTAIN A COPY OF THESE REPORTS SHOULD DIRECT ALL WRITTEN REQUESTS TO: A. M. MOODY, III, PRESIDENT, WRIGHT INVESTORS' SERVICE DISTRIBUTORS, 440 WHEELERS FARMS ROAD, MILFORD, CT 06460 OR SHOULD CALL WRIGHT SHAREHOLDER SERVICES AT 1-800-888-9471.

         SUBMISSION OF SHAREHOLDER PROPOSALS. The trusts do not hold annual shareholders' meetings. Shareholders who want to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the secretary of the applicable trust, 255 State Street, Boston, Massachusetts 02109. Proposals must be received by the affected trust in advance of a proxy solicitation to be included. The mere submission of a proposal does not guarantee inclusion in the proxy statement because certain federal securities regulations must be complied with.

                         THE WRIGHT MANAGED EQUITY TRUST
                         THE WRIGHT MANAGED INCOME TRUST


 Dated:  ____________, 2000

                                                              EXHIBIT A




         SHARES OF BENEFICIAL INTEREST OUTSTANDING AS OF THE RECORD DATE



The Wright Managed Equity Trust                             Shares Outstanding
--------------------------------                            -------------------
         Wright Selected Blue Chip Equities Fund
         Wright Major Blue Chip Equities Fund
         Wright International Blue Chip Equities Fund

The Wright Managed Income Trust                              Shares Outstanding
-------------------------------                              ------------------
         Wright U.S. Treasury Fund
         Wright U.S. Government Near Term Fund
         Wright Total Return Bond Fund
         Wright Current Income Fund
         Wright U.S. Treasury Money Market Fund

                                                             EXHIBIT B

            PERSONS OWNING MORE THAN 5% OF OUTSTANDING SHARES OF A FUND
                            AS OF THE RECORD DATE



The Wright Managed Equity Trust                       Greater than 5% Owner(s)
-------------------------------                      ------------------------
     Wright Selected Blue Chip Equities Fund
     Wright Major Blue Chip Equities Fund
     Wright International Blue Chip Equities Fund

The Wright Managed Income Trust                       Greater than 5% Owner(s)
-------------------------------                       ------------------------
     Wright U.S. Treasury Fund
     Wright U.S. Government Near Term Fund
     Wright Total Return Bond Fund
     Wright Current Income Fund
     Wright U.S. Treasury Money Market Fund

                                                          EXHIBIT C

                                Proposed Form of

                          INVESTMENT ADVISORY CONTRACT



CONTRACT made this day of 2000, between [NAME OF TRUSTS], each a Massachusetts business trust (the "Trusts"), on behalf of each series of the Trusts which the Adviser (defined below) and the Trusts shall agree from time to time are subject to this Contract, as set forth on Schedule A (collectively, the "Funds" and individually, the "Fund"), and WRIGHT INVESTORS' SERVICE, INC., a Connecticut corporation (the "Adviser"):

         1. Duties of the Adviser. Each Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Funds and, except as otherwise provided in an administration agreement, to administer the Trust's affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Contract.

         The Adviser hereby accepts such employment, and undertakes to afford to each Trust the advice and assistance of the Adviser's organization in the choice of investments and in the purchase and sale of securities for each Fund and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds and for administering the Trust's affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser's organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent any Trust in any way or otherwise be deemed an agent of the Trust.

         The Adviser shall provide each Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of its funds. As investment adviser to the Funds, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of each Fund's assets shall be held uninvested, subject always to the applicable restrictions of each Trust's Declaration of Trust, By-Laws and registration statement under the Securities Act of 1933 and the Investment Company Act of 1940, all as from time to time amended. The Adviser is authorized, in its discretion and without prior consultation with the Trusts, but subject to each Fund's investment objective, policies and restrictions, to buy, sell, lend and otherwise trade in any stocks, bonds, options and other securities and investment instruments on behalf of the Funds, to purchase, write or sell options on securities, futures contracts or indices on behalf of the Funds, to enter into commodities contracts on behalf of the Funds, including contracts for the future delivery of securities or currency and futures contracts on securities or other indices, and to execute any and all agreements and instruments and to do any and all things incidental thereto in connection with the management of the funds. Should the Trustees of either Trust at any time, however, make any specific determination as to investment policy for the Funds and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Funds, all actions which it deems necessary or desirable to implement the investment policies of each Trust and Fund.

         The Adviser shall place all orders for the purchase or sale of portfolio securities for the account of a Fund with brokers or dealers selected by the Adviser, and to that end the Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of a Fund or Trust. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall use its best efforts to seek to execute portfolio security transactions at prices which are advantageous to the Funds and (when a disclosed commission is being charged) at reasonably competitive commission rates. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services and products (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser. The Adviser is expressly authorized to cause the Funds to pay any broker or dealer who provides such brokerage and research service and products a commission for executing a security transaction which exceeds the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. Subject to the requirement set forth in the second sentence of this paragraph, the Adviser is authorized to consider, as a factor in the selection of any broker or dealer with whom purchase or sale orders may be placed, the fact that such broker or dealer has sold or is selling shares of the applicable Fund or Trust or of other investment companies sponsored by the Adviser.

         2. Compensation of the Adviser. For the services, payments and facilities to be furnished hereunder by the Adviser, each Trust on behalf of each of its Funds shall pay to the Adviser on the last day of each month a fee equal (annually) to the percentage or percentages specified in Schedule B of the average daily net assets of such Fund throughout the month, computed in accordance with the Trust's Declaration of Trust, registration statement and any applicable votes of the Trustees of the Trust.

         If the Contract is initiated or terminated during any month with respect to any Fund, each Fund's fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Contract is in effect and the fee shall be computed upon the average net assets for the business days the Contract is so in effect for that month.

         The Adviser may, from time to time, agree not to impose all or a part of the above compensation.

         3. Allocation of Charges and Expenses. Each Trust will pay all of its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without limitation
(i) expenses of maintaining the Trust and continuing its existence, (ii) registration of the Trust under the Investment Company Act of 1940, (iii)
commissions, fees and other expenses connected with the purchase or sale of securities, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Trust and its shares under federal and state securities laws and of preparing and printing prospectuses for those purposes and for distributing them to shareholders and investors, and fees and expenses of registering and maintaining registration of the Trust and of the Trust's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds and securities, keeping of books and accounts and determination of net asset value), (xiv) fees, expenses and disbursements of transfer agents and registrars for all services to the Trust, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation of and any expenses of Trustees of the Trust, (xviii) the administration fee payable to the Trust's administrator, (xix) the charges and expenses of the independent auditors, (xx) the charges and expenses of legal counsel to the Trust and the Trustees, (xxi) distribution fees, if any, paid by a Fund in accordance with Rule 12b-1 under the 1940 Act, and (xxii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

         4. Other Interests. It is understood that Trustees, officers and shareholders of each Trust are or may be or become interested in the Adviser or any of its affiliates as directors, officers, employees, stockholders or otherwise and that directors, officers, employees and stockholders of the Adviser or any of its affiliates are or may be or become similarly interested in the Trust, and that the Adviser or any of its affiliates may be or become interested in the Trust as a shareholder or otherwise. It is also understood that directors, officers, employees and stockholders of the Adviser or any of its affiliates are or may be or become interested (as directors, trustees, officers, employees, stockholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Adviser or any of its affiliates may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words "Wright" or "Wright Investors" or any combination thereof as part of their names, and that the Adviser or any of its affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

         5. Limitation of Liability of the Adviser. The services of the Adviser to each Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to any Trust or to any shareholder of the Trust for any act or omission in the course of or connected with, rendering services hereunder or for any losses which may be sustained in the purchase, holding or sale of any security.

         6. Sub-Investment Advisers. The Adviser may employ one or more sub-investment advisers from time to time to perform such of the acts and services of the Adviser, including the selection of brokers or dealers to execute any Trust's portfolio security transactions, and upon such terms and conditions as may be agreed upon between the Adviser and the sub-investment adviser; provided, however, that any subadvisory agreement shall be subject to approval by the Trustees.

         7. Duration and Termination of this Contract. This Contract shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect as to each Fund up to and including February 28, 2002 and shall continue in full force and effect as to each Trust and Fund indefinitely thereafter, but only so long as such continuance after February 28, 2002 is specifically approved at least annually
(i) by the vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of that Fund and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust, in accordance with the requirements of the Investment Company Act of 1940 as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position (together the "1940 Act").

         Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract as to any Fund, without the payment of any penalty, by action of its Board of Directors or Trustees, as the case may be, and a Trust may, at any time upon such written notice to the Adviser, terminate this Contract as to any Fund by vote of a majority of the outstanding voting securities of that Fund. This Contract shall terminate automatically in the event of its assignment.

         8. Amendments of the Contract. This Contract may be amended as to any Fund by a writing signed by both parties hereto, provided that no material amendment to this Contract shall be effective as to that Fund until approved (i) by the vote of a majority of those Trustees of the affected Trust who are not interested persons of the Adviser or the Trust and (ii) by vote of a majority of the outstanding voting securities of that Fund in accordance with the requirements of the 1940 Act.

         9. Limitation of Liability. The Adviser expressly acknowledges the provision in the Declaration of Trust of each Trust limiting the personal liability of shareholders of the Trust, and the Adviser hereby agrees that it shall have recourse only to the applicable Trust for payment of claims or obligations as between the Trust and Adviser arising out of this Contract and shall not seek satisfaction from the shareholders or any shareholder of the Trust. No Trust or Fund shall be liable for the obligations of any other Trust or Fund hereunder.

         10. Certain Definitions. The terms "assignment" and "interested persons" when used herein shall have the respective meanings specified in the 1940 Act. The term "vote of a majority of the outstanding voting securities of that Fund" shall mean the vote of the lesser of (a) 67 per cent or more of the shares of the particular Fund present or represented by proxy at a meeting of shareholders of the fund if the holders of more than 50 per cent of the outstanding shares of the particular Fund are present or represented by proxy at the meeting, or (b) more than 50 per cent of the outstanding interests of the particular Fund, or such other vote as may be required from time to time by the 1940 Act.

         11. Use of the Name "Wright". The Adviser hereby consents to the use by each Trust of the name "Wright" as part of the Trust's name and the name of each Fund; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Trust. The name "Wright" or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to use the name "Wright." The Adviser shall have the right to require a Trust to cease using the name "Wright" as part of the Trust's name and the name of its Funds if the Trust ceases, for any reason, to employ the Adviser or one of its affiliates as the Trust's investment adviser. Future names adopted by a Trust for itself and its Funds, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.



[NAME OF TRUST]                              WRIGHT INVESTORS' SERVICE, INC.


By: ________________________________     By:___________________________________
         Authorized Officer                       Authorized Officer

                                   SCHEDULE A
                              (Advisory Agreement)



                                 [Name of Trust]




                           [Funds Subject to Contract]

                                   SCHEDULE B
                         (Investment Advisory Contract)



                            ANNUAL ADVISORY FEE RATES
                            --------------------------

                                                                       ANNUAL % ADVISORY FEE RATES
                                                         -----------------------------------------------------------
                                                           Under      $100 Mil.    $250 Mil.   $500 Mil.     Over
                                                         $100 Mil.        to           to          to      $1 Bil.
                                                                      $250 Mil.    $500 Mil.    $1 Bil.
-------------------------------------------------------- ----------- ------------- ----------- ----------- ---------

Wright Managed Equity Trust

   Wright Selected Blue Chip Equities Fund                0.60%        0.57%        0.54%      0.50%      0.45%
   Wright Major Blue Chip Equities Fund                   0.60%        0.57%        0.54%      0.50%      0.45%
   Wright International Blue Chip Equities Fund           0.80%        0.78%        0.76%      0.72%      0.67%

Wright Managed Income Trust

   Wright U.S. Treasury Fund                              0.45%        0.44%        0.42%      0.40%      0.35%
   Wright U.S. Government Near Term Fund                  0.45%        0.44%        0.42%      0.40%      0.35%
   Wright Total Return Bond Fund                          0.45%        0.44%        0.42%      0.40%      0.35%
   Wright Current Income Fund                             0.45%        0.44%        0.42%      0.40%      0.35%


                                                                EXHIBIT D


                                                        Date of Initial     Most Recent                      Aggregate
                         TRUST                        Approval of         Shareholder      Net Assets as    Advisory Fee
                                                      Advisory Contract   Approval Date    of 12/31/99      Paid as of
                                                                                                             12/31/99
   -------------------------------------------------- ------------------- ---------------- --------------- --------------
   Wright Managed Equity Trust
   -----------------------------
   Wright Selected Blue Chip Equities Fund                 6/24/98            9/23/98      $  74,547,357   $   843,755(1)
   Wright Major Blue Chip Equities Fund                                                      146,395,503       490,732
   Wright International Blue Chip Equities Fund                                              171,864,428     1,290,967
   -------------------------------------------------- ------------------- ---------------- --------------- --------------

   Wright Managed Income Trust
   -----------------------------
   Wright U.S. Treasury Fund                               6/24/98            9/23/98      $31,192,496     $  213,958
   Wright U.S. Government Near Term Fund                                                    52,824,875        299,429
   Wright Total Return Bond Fund                                                            87,336,205        429,396(2)
   Wright Current Income Fund                                                               99,826,428        434,441
   -------------------------------------------------- ------------------- ---------------- --------------- --------------
  (1) To enhance the net income of the fund, Wright made a reduction of it's advisory fee bt $11,400.
  (2) To enhance the net income of the fund, Wright made a reduction of it's advisory fee by $11,175.

                                                                  EXHIBIT E

            SIMILAR FUNDS MANAGED BY WRIGHT INVESTORS' SERVICE, INC.



Wright provides advisory services to Wright Selected Blue Chip Portfolio and Wright International Blue Chip Portfolio, which have investment objectives similar to those of Wright Selected Blue Chip Equities Fund and Wright International Blue Chip Equities Fund, respectively. Each portfolio's net assets and advisory fee rates as of December 31, 1999 are set forth in the table.


                                                  Net Assets                       Advisory Fee Rate
                                                 ------------                     -------------------
                                                                    Under             $500 Million      Over
                                                                    $500 Million      to $1 Billion     $1 Billion
                                                                    ------------------------------------------------
Selected Blue Chip Portfolio                      $2,277,038        0.65%             0.60%             0.55%



International Blue Chip Portfolio                  $920,342         0.80%             0.75%             0.70%



In accordance with Wright's voluntary agreement to reduce its advisory fee rate, Wright waived the full amount of its advisory fees and made an assumption of additional Portfolio expenses for the fiscal year ended December 31, 1999.

                                                                      EXHIBIT F



            PAYMENTS TO AFFILIATES OF WRIGHT INVESTORS' SERVICE, INC.



The following table sets forth the payments from the Funds to Wright Investors' Service Distributor, Inc. ("WISDI") (an affiliate of Wright) pursuant to the Funds' distribution and service plans for the fiscal year ended December 31, 1999. No other affiliate of Wright received payments from the Funds during that period.





      TRUST                                       PAYMENTS TO WISDI PURSUANT TO
                                                 DISTRIBUTION AND SERVICE PLANS

   Wright Managed Equity Trust
   -----------------------------
     Wright Selected Blue Chip Equities Fund                $ 272,725
     Wright Major Blue Chip Equities Fund                   $ 212,597
     Wright International Blue Chip Equities Fund           $ 373,329


  Wright Managed Income Trust
  -----------------------------
     Wright U.S. Treasury Fund                              $  60,714
     Wright U.S. Government Near Term Fund                  $ 126,337
     Wright Total Return Bond Fund                          $ 265,577
     Wright Current Income Fund                             $ 161,528

                                                              EXHIBIT G


                       ADDITIONAL INFORMATION ABOUT WRIGHT



OWNERSHIP OF WRIGHT. The following table describes the persons who own stock in Winthrop and the percentage that each person votes.


                                                  PERCENTAGE OF STOCK OWNED IN
           NAME                                      THE WINTHROP CORPORATION

  The School for Ethical Education                           34.5%
  Mr. Peter Donovan                                          18.6%
  WIS Holdings                                               16.9% (1)
  WIS Profit Sharing Plan                                    13.2%
  All others                                                 16.7%



(1) WIS Holdings is a wholly-owned subsidiary of Winthrop. During her lifetime, Mrs. Mildred Wright has the restricted right to direct voting of WIS Holdings stock.

Mr. Donovan, who owns Winthrop stock, and Mrs. Wright, who has voting rights as to Winthrop stock, also serve as trustees of the School. The School's board of trustees, including Mr. Donovan and Mrs. Wright, collectively have the power to vote the Winthrop stock owned by the School. It is possible that Mr. Donovan and Mrs. Wright could be considered to have voting rights as to more than 25% of the Winthrop stock and, therefore, to be controlling persons of Winthrop. However, as trustees of the School, each of them has only one vote on matters brought before the School's board of trustees, and Mr. Donovan and Mrs. Wright have not entered into any agreement to exercise voting power in concert.

The trustees of the trusts do not believe that either Mr. Donovan or Mrs. Wright controls Winthrop. However, in the event that a regulatory authority or a court determines that Mr. Donovan or Mrs. Wright controls Winthrop, the vote by shareholders to approve the proposed contract with Wright will include any possible transfer of control to Mr. Donovan and Mrs. Wright.

DIRECTORS AND OFFICERS. The following table provides information about the directors and executive officers of Wright.



  NAME & ADDRESS                                            PRINCIPAL OCCUPATION OR EMPLOYMENT

  H. Day Brigham, Jr.                                Director, Wright Investors' Service, Inc. Retired as
  92 Reservoir Ave., Chestnut Hill, MA 02167         officer and/or director of Eaton Vance and its affiliates.

  Judith R. Corchard                                 Executive Vice President and Director,
  440 Wheelers Farms Road, Milford, CT 06460         Wright Investors' Service, Inc.

  Peter M. Donovan                                   President, Chief Executive Officer and Director,
  440 Wheelers Farms Road, Milford, CT 06460         Wright Investors' Service, Inc.

  Eugene J. Helm                                     Executive Vice President and Chief Financial Officer,
  440 Wheelers Farms Road, Milford, CT 06460         Wright Investors' Service, Inc.

  Albert L. Meric, Jr.                               Consultant and Director,
  440 Wheelers Farms Road, Milford, CT 06460         Wright Investors' Service, Inc.

  George L. Rommel                                   Senior Vice President and Director,
  440 Wheelers Farms Road, Milford, CT 06460         Wright Investors' Service, Inc.

  Vincent M. Simko                                   Senior Vice President, Secretary and Director,
  1087 Broad St., Bridgeport, CT 06604               Wright Investors' Service, Inc.

  George Taylor                                      Director, Wright Investors' Service, Inc. Retired.
  179 Northwood Rd., Fairfield, CT 06432

  Mildred Gibson Wright                              Chairman of the Board of Directors,
  440 Wheelers Farms Road, Milford, CT 06460         Wright Investors' Service, Inc.

PORTFOLIO TRANSACTIONS. All orders for the purchase or sale of portfolio securities are placed on behalf of a fund by Wright pursuant to authority contained in the existing contract. In selecting brokers or dealers, Wright considers factors relating to execution on the best overall terms available, including, but not limited to, the size and type of the transaction; the nature and character of the markets of the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

Wright may select broker-dealers which provide brokerage and/or research services to a fund and/or other investment companies or institutional or other accounts advised by Wright. These research services must provide lawful and appropriate assistance to Wright in the performance of its investment decision-making responsibilities and could include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; stock quotation services, credit rating service information and comparative fund statistics; analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

When two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the funds. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the funds. In addition, if Wright determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, a fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. This information might be useful to Wright in providing services to a fund as well as to other investment companies or accounts advised by Wright, although not all of this research may be useful to that fund. Conversely, information provided to Wright by brokers and dealers for other clients of Wright might be useful to Wright in providing services to the funds. The receipt of this research is not expected to reduce Wright's normal independent research activities. However, it enables Wright to avoid the additional expense which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

                            YOUR VOTE IS IMPORTANT



Please  execute the  enclosed  proxy card and return it promptly in the postpaid
envelope   provided.   THIS  WILL  SAVE  THE   ADDITIONAL   EXPENSE  OF  FURTHER
SOLICITATION.

                      EVERY SHAREHOLDERS VOTE IS IMPORTANT

                       PLEASE SIGN, DATE AND RETURN YOUR
                                   CARD TODAY




                   Please detach at perforation before mailing


    PROXY                                                              PROXY

                         THE WRIGHT MANAGED INCOME TRUST
                     WRIGHT U.S. TREASURY MONEY MARKET FUND
                                  (the "Fund")

                 Special Meeting of Shareholders, July 31, 2000
               Proxy Solicited on Behalf of the Board of Trustees


The undersigned holder of shares of beneficial interest of the Fund, a series of The Wright Managed Income Trust, a Massachusetts business trust, hereby appoints
H. Day Brigham, Jr., A. M. Moody, III and James L. O'Connor, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, 255 State Street, Boston, Massachusetts 02109, on Monday, July 31, 2000 at 10:00 a.m. Boston time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                     VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                                            CONTROL NUMBER:

                                            Note: Please sign this proxy exactly
                                            as your name appears on the books of
                                            the Fund.  Joint owners  should each
                                            sign personally.  Trustees and other
                                            fiduciaries   should   indicate  the
                                            capacity  in which  they  sign,  and
                                            where more than one name appears,  a
                                            majority    must    sign.    If    a
                                            corporation,  this signature  should
                                            be that of an authorized officer who
                                            should state his or her title.


                                            Signature__________________________

                                            Signature__________________________

                                            Date:______________________________


                    PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYNG ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

                               (Please see reverse side)

                        Please detach at perforation before mailing


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO All OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.


1.       To elect three trustees of the Trust as follows:

     01 Judith R. Corchard 02  Dorcas R. Hardy       03  Richard E. Taber

     FOR all               Vote Withheld             FOR all nominees (except as
     Nominees              for all                   marked to the contrary)

      [  ]                   [  ]                            [  ]

To withhold authority to vote for any individual nominee(s), write the number(s) of such nominee(s) on the line below:

---------------------------------------------------


                IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY

                          EVERY SHAREHOLDERS VOTE IS IMPORTANT

                           PLEASE SIGN, DATE AND RETURN YOUR
                                   CARD TODAY




                    Please detach at perforation before mailing


    PROXY                                                          PROXY

                        THE WRIGHT MANAGED EQUITY TRUST
                              ( insert fund name )
                                  the ("Fund")

                 Special Meeting of Shareholders, July 31, 2000
               Proxy Solicited on Behalf of the Board of Trustees


The undersigned holder of shares of beneficial interest of the Fund, a series of The Wright Managed Equity Trust, a Massachusetts business trust, hereby appoints
H. Day Brigham, Jr., A. M. Moody, III and James L. O'Connor, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, 255 State Street, Boston, Massachusetts 02109, on Monday, July 31, 2000 at 10:00 a.m. Boston time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                     VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                                            CONTROL NUMBER:

                                            Note: Please sign this proxy exactly
                                            as your name appears on the books of
                                            the Fund.  Joint owners  should each
                                            sign personally.  Trustees and other
                                            fiduciaries   should   indicate  the
                                            capacity  in which  they  sign,  and
                                            where more than one name appears,  a
                                            majority    must    sign.    If    a
                                            corporation,  this signature  should
                                            be that of an authorized officer who
                                            should state his or her title.


                                            Signature_______________________

                                            Signature________________________

                                            Date:____________________________


                 PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYNG ENVELOPE NO POSTAGE REQUIRED IF MAILED IN THE U.S.

                              (Please see reverse side)

                     Please detach at perforation before mailing


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO All OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.


1.   Approval of the investment advisory contract   FOR       AGAINST   ABSTAIN
     with Wright Investors Service, Inc.
                                                   [  ]         [  ]    [  ]


2.  To elect three trustees of the Trust as follows:

     01 Judith R. Corchard  02  Dorcas R. Hardy       03  Richard E. Taber

     FOR all                Vote Withheld           FOR all nominees (except as
     Nominees               for all                   marked to the contrary)

      [  ]                   [  ]                          [  ]

To withhold authority to vote for any individual nominee(s), write the number(s) of such nominee(s) on the line below:

---------------------------------------------------



                IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY

                      EVERY SHAREHOLDERS VOTE IS IMPORTANT

                       PLEASE SIGN, DATE AND RETURN YOUR
                                   CARD TODAY




                    Please detach at perforation before mailing


    PROXY                                                        PROXY

                           THE WRIGHT MANAGED INCOME TRUST
                              ( insert fund name )
                                  the ("Fund")

                 Special Meeting of Shareholders, July 31, 2000
               Proxy Solicited on Behalf of the Board of Trustees


The undersigned holder of shares of beneficial interest of the Fund, a series of The Wright Managed Income Trust, a Massachusetts business trust, hereby appoints
H. Day Brigham, Jr., A. M. Moody, III and James L. O'Connor, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, 255 State Street, Boston, Massachusetts 02109, on Monday, July 31, 2000 at 10:00 a.m. Boston time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                     VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                                            CONTROL NUMBER:

                                            Note: Please sign this proxy exactly
                                            as your name appears on the books of
                                            the Fund.  Joint owners  should each
                                            sign personally.  Trustees and other
                                            fiduciaries   should   indicate  the
                                            capacity  in which  they  sign,  and
                                            where more than one name appears,  a
                                            majority    must    sign.    If    a
                                            corporation,  this signature  should
                                            be that of an authorized officer who
                                            should state his or her title.


                                            Signature__________________________

                                            Signature__________________________

                                            Date:______________________________


                  PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYNG ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

                            (Please see reverse side)

                   Please detach at perforation before mailing


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO All OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.


  1.   Approval of the investment advisory contract     FOR   AGAINST   ABSTAIN
       with Wright Investors Service, Inc.
                                                        [  ]    [  ]      [  ]

 2.   To elect three trustees of the Trust as follows:

     01 Judith R. Corchard   02  Dorcas R. Hardy      03  Richard E. Taber

     FOR all                 Vote Withheld          FOR all nominees (except as
     Nominees                for all                 marked to the contrary)

      [  ]                     [  ]                        [  ]

To withhold authority to vote for any individual nominee(s), write the number(s) of such nominee(s) on the line below:

---------------------------------------------------



               IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY